Exhibit 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Xerium Technologies, Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

           [Remainder of this page has been left intentionally blank.]

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      IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 10th of July, 2008:


                                    Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax-Xerium APIA L.P.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV-A, L.P.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

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                                    Apax Europe IV-B, L.P.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV-C GmbH & Co. KG

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV-D, L.P.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

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

                                    Apax Europe IV-E, L.P.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV-F, C.V.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV-G, C.V.

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

                                    Apax Europe IV-H GmbH & Co. KG

                                               By: Managing General Partner
                                                   Apax Europe IV GP L.P.

                                               By: ITS Managing General Partner
                                                   Apax Europe IV GP Co. Ltd.

                                               By: /s/ Denise Fallaize
                                                  ------------------------------
                                                  Name:  Denise Fallaize
                                                  Title: Director

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